Aspen Group, Inc.
Annual Shareholders Meeting

ASPEN UNIVERSITY

OTCBB: ASPU

January 31, 2013

Safe Harbor Statement

Certain statements in this presentation and responses to various questions include forward-looking statements including statements regarding our strategic plans for 2013 and 2013 through 2015 projections. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include competition, ineffective media and/or marketing, failure to maintain growth in degree seeking students, and failure to generate sufficient revenue. Further information on our risk factors is contained in our filings with the SEC, including the Prospectus dated November 28, 2012. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Regulation G – Non-GAAP Financial Measures

This presentation includes a discussion of EBITDA which is a non-GAAP financial measure. A reconciliation to the most directly comparable GAAP financial measure is provided at the end of this presentation. The Company uses this financial measure which is not calculated and presented in accordance with U.S. generally accepted accounting principles in evaluating its financial and operational decision making and as a means to evaluate period-to period comparison. The Company presents this non-GAAP financial measure because it believes it to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

The Company defines EBITDA as earnings (or loss) from continuing operations before interest expense, income taxes, depreciation and amortization, and amortization of non-cash stock-based compensation. The Company excludes stock-based compensation because it is non-cash in nature.

This Non-GAAP financial measure should not be considered as an alternative to net income, operating income, cash flow from operating activities, as a measure of liquidity or any other financial measure. It may not be indicative of the historical operating results of the Company nor is it intended to be predictive of potential future results. Investors should not consider this non-GAAP financial measure in isolation or as a substitute for performance measures calculated in accordance with GAAP.

Aspen's Differentiated Business Model

Post-Graduate Degree Focus

(MBA and MSN largest programs)*

*MBA/MSN represents nearly 2/3's of Full-Time Degree Seeking Student body

Graduate Tuition: $1,050/course**

**Among Lowest in Sector

Vertically-Integrated Student Acquisition***

(all internet marketing in-house, no use of 3rd party lead gen firms)

***Cost per enrollment dropped below $1,200 in Q4

Aspen Competitive Advantages: Graduate Program Focus

<u>The Aspen Difference – Graduate Focus Delivers Industry Leading Metrics (Year-End 2012 Data):</u>

- Exceptional adjunct faculty (67% hold a Doctorate)
- High course completion rates (90%)*
- High Student Satisfaction Rates (95%)*
- Strong graduation rates (58%)
- Among highest graduate employment rates (91%)
- Among lowest tuition rates in the For-Profit education sector
- Among Lowest % of Title IV revenues in the sector (18%)

Student Base = 87% Graduate Students**

*Among top 10 most popular courses

**Not including part-time students

Aspen University Cost Comparison for MBA Program


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$31,584
$29,592
$27,936
$27,900
$25,660
$25,000
$19,476
$12,675
$12,600
Capella
Corinthian College
AIU
Walden University
University of Phoenix
Grand Canyon
Bridgepoint Education
American Public...
Aspen

Aspen's Nursing Program Is An ROI Story

Aspen offers RNs the ability to obtain an MSN for less than $20,000:

- RNs begin with 7-course RN-to-MSN Bridge Program ($7,200)
  - Thereby bypassing requirement for BSN degree
- Upon Bridge Program completion, matriculate to 12-course MSN Program ($12,600)
- Compensation for Nurses is defined state-by-state; studies indicate that Nurses with an MSN earn between $30K - $90K more annually than RNs
- 40% of Aspen's full-time, degree-seeking enrollments in Q4 were Nursing students

Aspen MSN Graduates Achieve an ROI on their Academic Investment in Less Than 1 Year!

*Not including part-time students

Strategic Plans for 2013




- **Complete integration to moodlerooms**
- **Launch a Corporate Sales function**
  - Target Customers: Hospital Chains
- **Deemphasize third party 'pass-through' relationship relative to Certificate students (Verizon)**
  - Imminently launching Executive MBA Certificate program with XTOL/Roger Schank as academic partner
  - Internet Marketing certificate program will follow next
- **In addition to recent announcement of BSN Completion program, we will be submitting for accreditation the DNP (Doctorate of Nursing Practice) and DBA (Doctorate of Business Administration) programs**
  - Also will be submitting for an internet Marketing specialization in our MBA program

Student Body Analysis (End-2012)

Full-Time Degree Seeking Students:		1,681
-Graduate	1,467 (87%)	
-MBA = 803 (48%)		
-MSN = 265 (16%)		
-Undergraduate	214 (13%)	
Military Students		343
Certificate/Continuing Ed Students		529
Total Student Body		2,553

Operating Metrics

Effect of Old Pre-Payment Program Rapidly Declining:

(Analysis Includes all degree-seeking class starts, excluding retakes and certificate courses)

	Q2'12	Q4'12	Q2'13(e)
Regular Rate Students			
-Students	551	949	1,409
Old Pre-Pay Students			
-Students	951	731	601
-Class Start %	56%	36%	24%
-Tuition Revenue %	29%	11%	7%
-Tuition Gross Profit %	23%	6%	4%
AVERAGE REVENUE/COURSE	$537	$653	$747
Total Full-Time Degree Students	1,502	1,681	2,010

January Was A Record Month

- This will be the first month Aspen has achieved an 8% conversion rate; meaning our cost per enrollment in January is well below $1,000
  - **In January, our cost per lead dropped below $60 for the first time**
  - **Enrollments for January are at 100 as of 1/31 (historical monthly average is 60/month)**
- Class Starts in Q4 = 1,024 (average of 341/month)*
  - **January class starts = 444*, so Q1 tracking to be up over 30% sequentially**
- Tuition revenue projection for Aspen full-time degree seeking students in Q1 is ~$1.2mm (from $801K in Q4)

*Does not include retake course starts

Aspen Near-Term IS Analysis

	Q4'12*	Q1'13(e)	Q2'13(e)	Q3'13(e)	Q4'13 (e)
Aspen Revenues (Full-Time Students)**	$801K	$1.21mm	$1.37mm	$1.41mm	$1.53mm
Aspen Gross Profits**	$444K	$770K	$919K	$957K	$1.07mm
Aspen GM%**	55%	64%	67%	68%	70%
Total OPEX	$1.06mm	$1.1mm	$1.1mm	$1.1mm	$1.1mm
EBITDA***	($485K)	<($300K)	<($150K)	B/E	>$100K >4%

*Unaudited

**Does not include pass through revenues from 3rd party Military and Certificate partnership; COGS includes Aspen instructor costs and advertising expenses (excludes pass through 3rd party direct costs)

***Does not include stock based compensation expense

2013-2015 Projections

	2013	2014	2015
F-T Degree Students	2,300	3,500	5,000
Total Student Body	3,500	5,000	7,000
Total Revenues (>50% growth)	>$7.5mm	>$12mm	>$18mm
EBITDA* (%)	>(4%)	>15%	>30%

*Does not include stock based compensation expense

End-2012 Cap Table/PIPE Update

In 2012, Aspen raised equity capital of $4,731,236, net of fees.

Aspen Group, Inc.
Capitalization Table (12/31/12)

	Outstanding	% Total
Shares	56,370,043	76%
Warrants	10,381,837	14%
Options	6,972,967	10%
Fully Diluted Shares	73,724,847	100%
- of which Directors & Officers	12,265,427	17%
Free trading Shares	26,242,108	36%

Questions & Answers

ASPEN
UNIVERSITY

EBITDA Reconciliation – Reg G

Aspen Group, Inc.								
EBITDA Reconciliation								
($, 000)	Q4'12*	Q1'13E	Q2'13E	Q3'13E	Q4'13E	2013E	2014E	2015E
EBITDA	(485)	(300)	(150)	0	100			
% of Revenues	*-48%*	*-18%*	*-8%*	*0%*	*5%*	*>-4%*	*> 15%*	*> 30%*
Stock Compensation	(171)	(97)	(94)	(91)	(91)			
Amortization	(100)	(110)	(120)	(130)	(140)			
Depreciation	(8)	(9)	(10)	(11)	(12)			
Interest	(1)	(10)	(10)	(10)	(10)			
Net Income	(766)	(527)	(384)	(243)	(154)			
% of Revenues	*-76%*	*-31%*	*-21%*	*-13%*	*-8%*	*>-12%*	*> 10%*	*> 26%*
* Unaudited								